Exhibit 10.5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (the “Amendment”) is entered into as of the 10th day of January 2017 (the “Effective Date”) by and between the University of Iowa Research Foundation (“UIRF”), and Aridis Pharmaceuticals, Inc (“Licensee”).

RECITALS

WHEREAS, UIRF and Licensee have entered into a License Agreement effective as of October 22, 2010, a copy of which is attached hereto as Exhibit A (the “License Agreement”), and;

WHEREAS, UIRF and Licensee desire to amend the License Agreement according to the provisions of Article 14.1 thereof, and;

WHEREAS, UIRF and Licensee desire to amend Article III of the License Agreement concerning payments due thereunder, and

NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

TERMS AND CONDITIONS

1.                                      Definitions. Each initially capitalized term used herein without definition shall have the meaning ascribed to such term in the License Agreement.

2.                                      Amendment to Payments.

(a)                                 Article 3.1 is hereby amended to replace “...a sum [***]...” with “...a sum of [***]

(b)                                 Licensee agrees to pay UIRF the sum of [***] in two (2) installments, as follows:

(i)                                     Licensee shall pay UIRF the first installment of [***] within thirty (30) days from the Effective Date of this Amendment.

(ii)                                  Licensee shall pay UIRF the second installment of [***] within one hundred and eighty (180) days from the Effective Date of this Amendment.

3.                                      This Amendment shall be in effect as of the Effective Date. Except as specifically modified or amended by the terms of this Amendment, the License Agreement, and all provisions contained therein are, and shall continue, in full force and effect, binding on the parties thereto and hereto in accordance with the terms therein, and are hereby ratified and confirmed.

4.                                      This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same agreement. The parties acknowledge and agree that an original signature or a copy thereof transmitted by facsimile, e-mail or other electronic means of transmission will constitute an original signature for purposes of this Amendment, and will have the same force and legal effect as if the original had been received.

5.                                      This Amendment shall be governed by the laws of the State of Iowa without regard to any conflict of laws principles that would require application of the laws of another jurisdiction.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended

Accepted and agreed to:

THE UNIVERSITY OF IOWA RESEARCH FOUNDATION

By:	/s/ Richard Hichwa
Name:	Richard Hichwa
Title:	Snr. Associate VP for Research
Date:	January 20, 2017

Aridis Pharmaceuticals, Inc.

By:	/s/ Eric Patzer
Name:	Eric J Patzer
Title:	Chairman
Date:	January 21, 2017